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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

               Date of Report (Date of earliest event reported) :
                                  July 17, 2002

                               Agere Systems Inc.
             (Exact name of registrant as specified in its charter)

                                    Delaware
                 (State or other jurisdiction of incorporation)

           1-16397                                         22-3746606
      (Commission File Number)                 (IRS Employer Identification No.)

555 Union Boulevard, Allentown, Pennsylvania              18109
(Address of principal executive offices)                (Zip Code)

                                 (610) 712-4323
                         (Registrant's Telephone Number)
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Item 5.    Other Events.


           On July 17, 2002, Agere and Lucent amended the Microelectronics Purchase Agreement that governed the purchase by Lucent of Agere products. The parties entered into the amendment in light of the dramatic decline in demand for telecommunications products that has occurred since the parties entered into the original agreement and Agere's desire to maintain its relationship with one of its largest and most important customers. The amendment provides that:

-          The term of the agreement has been extended to September 30, 2006.

- For "existing products", Lucent has agreed that, so long as Agere's terms and products are competitive:

           - During the current fiscal year which ends on September 30, 2002, and each of the next three fiscal years, it will purchase from Agere 90% of its requirements for existing products.

           - In the current fiscal year, it will purchase a minimum of $250 million of existing products, if that amount is greater than 90% of its requirements for those products.

           - Lucent will furnish to Agere all requests for quotations it distributes for existing products.

           "Existing products" are products of the kind currently being purchased by Lucent from Agere, as well as any next generation or successor products.

-          For "new products":

           - Lucent will purchase from Agere at least 60% of the business covered by each request for quotation for new products, so long as Agere's terms and products are competitive.

           - Lucent will pursue with Agere joint research and joint development projects that may lead to new products, so long as Agere is competitive on criteria established by Lucent.

           "New products" are products within Agere's served available market that are not existing products.

- Lucent's actual purchases for the contract year ended January 31, 2002, satisfy Lucent's purchase commitment under the agreement for that year.

- Lucent will assign to Agere a number of patents and intellectual property license agreements.

- Lucent will forgive specified amounts owed by Agere to Lucent under existing intellectual property license agreements.

- Lucent will provide Agere with the ability to terminate leases at Lucent New Jersey locations earlier than contemplated by the original agreements.

           In addition, Lucent and Agere made several changes to the Employee Benefits Agreement. That agreement provides for the provision by Agere to its employees of various benefit programs following the spin-off of Agere from Lucent. We have filed copies of the amendment to the Microelectronics Purchase Agreement and the amended and restated Employee Benefits Agreement as exhibits to this report.
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Item 7.    Exhibits.

Exhibit
Number     Description

99.1       Amendment to the Microelectronics Purchase Agreement

99.2       Amended and Restated Employee Benefits Agreement
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                                    SIGNATURE


           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                        AGERE SYSTEMS INC.

Date:  July 17, 2002                    By:     /s/ Mark T. Greenquist
                                        Name:   Mark T. Greenquist
                                        Title:  Executive Vice President and
                                                Chief Financial Officer